UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2006

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-64687	13-3634726
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2122 York Road Oak Brook, Illinois 60523	60523
(Address of principal executive offices)	(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On December 26, 2006, Great Lakes Dredge and Dock Corporation (“Great Lakes”) issued a press release announcing the completion of the merger of Great Lakes into a wholly owned subsidiary of Aldabra Acquisition Corporation.  The terms of the merger were pursuant to the Agreement and Plan of Merger dated June 20, 2006.

A copy of the press release of Great Lakes announcing the completion of the merger is included herein as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

99.1                           Press Release of Great Lakes Dredge & Dock Corporation dated December 26, 2006 (this exhibit is furnished).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date: December 26, 2006	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Great Lakes Dredge & Dock Corporation dated December 26, 2006 (this exhibit is furnished).